UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	333-40067	87-0496065
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, IL 60173

(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS

As previously disclosed, on January 3, 2006, Pliant Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption “In re: Pliant Corporation, et al., Case No. 06-10001”.

Also as previously disclosed, on March 17, 2006, the Debtors filed with the Bankruptcy Court, the Debtors’ Joint Plan of Reorganization (the “Plan”) and the Disclosure Statement for Debtors’ Joint Plan of Reorganization (the “Disclosure Statement”). On April 7, 2006, the Debtors filed revised versions of several exhibits to the Plan and Disclosure Statement. A copy of the Plan exhibits that were revised are filed as Exhibits 99.1 to 99.7 to this Current Report on Form 8-K (the “Plan Exhibits”) and are incorporated by reference herein. A copy of the Disclosure Statement exhibits that were revised are filed as Exhibits 99.8 to 99.13 to this Current Report on Form 8-K (the “Disclosure Statement Exhibits”) and are incorporated by reference herein.

Exhibit D of the Disclosure Statement Exhibits contains certain projections (the “Projections”) of financial performance for fiscal years 2006 through 2009. The Company urges stakeholders to refer to the limitations and qualifications with respect to the Projections included in Exhibit D of the Disclosure Statement Exhibits, as well as in the Disclosure Statement, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan — Feasibility,” “Statutory Requirements for Confirmation of the Plan — Liquidation Analysis,” “Projected Financial Information and Reorganization Value,” “Risk Factors — Variance from Projections May Affect Ability to Pay Obligations,” and “Exhibit B — Liquidation Analysis.”  The Plan Exhibits and the Disclosure Statement Exhibits are subject to change.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Exhibit A to Debtors’ Joint Plan of Reorganization (Certificate of Incorporation of New Pliant).

99.2	Exhibit B to Debtors’ Joint Plan of Reorganization (By-Laws of New Pliant).

99.3	Exhibit C to Debtors’ Joint Plan of Reorganization (New Pliant Stockholders Agreement).

99.4	Exhibit D to Debtors’ Joint Plan of Reorganization (Series AA Registration Rights Agreement).

99.5	Exhibit E to Debtors’ Joint Plan of Reorganization (Restricted Stock Incentive and Deferred Cash Incentive Plan).

99.6	Exhibit H to Debtors’ Joint Plan of Reorganization (Form of Unimpaired Opt-Out Election).

99.7	Exhibit K to Debtors’ Joint Plan of Reorganization (Form of New Senior Subordinated Notes Indenture).

99.8	Exhibit C to Disclosure Statement for Debtors’ Joint Plan of Reorganization (Selected Historical Financial Statements).

99.9	Exhibit D to Disclosure Statement for Debtors’ Joint Plan of Reorganization (Projections).

99.10	Exhibit F to Disclosure Statement for Debtors’ Joint Plan of Reorganization (List of Retained Litigation).

99.11	Exhibit G to Disclosure Statement for Debtors’ Joint Plan of Reorganization (Corporate Structure Chart).

99.12	Exhibit H to Disclosure Statement for Debtors’ Joint Plan of Reorganization (Compensation and Benefits Programs).

99.13	Exhibit I to Disclosure Statement for Debtors’ Joint Plan of Reorganization (Form of Exit Financing Term Sheet).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: April 12, 2006	By:	/s/ Joseph Kwederis
Joseph Kwederis Senior Vice President and Chief Financial Officer